UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  December 17, 1999
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                           BAY BANKS OF VIRGINIA, INC.
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               (Exact Name of Registrant as Specified in Charter)
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

           Virginia                        0-22955                              54-1838100
(State or Other Jurisdiction of   (Commission File Number)           (IRS Employer Identification No.)
        Incorporation)

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                 100 S. Main Street, Kilmarnock, Virginia 22482
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:    (804) 435-1171
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                                      N/A
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                   (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         On December 17, 1999, the Registrant announced that its Board of Directors approved on November 30, 1999, a share repurchase program for its common stock. The Board authorized the Registrant to repurchase up to 25,000 shares of common stock from time to time based on, among other things, market price and share availability.

         A copy of the press release relating to the announcement is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                           Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                           Not applicable.

         (c)      EXHIBITS.

                  99.1 Press Release, dated December 17, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            BAY BANKS OF VIRGINIA, INC.



                                            By:     /s/ Austin L. Roberts, III
                                                --------------------------------
                                                Austin L. Roberts, III
                                                President and CEO



December 17, 1999


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                                  EXHIBIT INDEX


Number            Description of Exhibit
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99.1              Press Release, dated December 17, 1999.